AMENDMENT No. 2
TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

THIS AMENDMENT No. 2 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT is dated as of January 18, 2008 (this “Amendment”) is made to the Note Purchase and Private Shelf Agreement dated as of April 13, 2004 (the “Note Agreement”) among CHS Inc. (formerly known as Cenex Harvest States Cooperatives), a nonstock agricultural cooperative organized under the laws of the State of Minnesota (the “Company”) and Prudential Investment Management, Inc., (“PIM”), The Prudential Insurance Company of America, ING Life Insurance and Annuity Company, United of Omaha Life Insurance Company, Reliastar Life Insurance Company, Mutual of Omaha Insurance Company and each Prudential Affiliate which becomes party thereto in accordance with the terms of such agreement (jointly the “Purchasers”). This Amendment shall be effective as of the time determined in accordance with in Section 6 below.

WHEREAS, the Company has requested that the holders of the Notes agree to certain amendments to the Note Agreement as set forth below; and

WHEREAS, the Company and holders of the Notes signing this Amendment desire to amend the Note Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Note Agreement if defined therein.

2. Amendment to Paragraph 2B(2). Paragraph 2B(2) of the Note Agreement is amended to delete in its entirety clause (i) thereof and to substitute therefore the following: “(i) )October 27, 2009, and”.

3. Uncommitted Facility. The Company and PIM expressly agree and acknowledge that, after giving effect to the issuance of the Series J Notes, as of the date hereof the Available Facility Amount is $30,000,000. NOTWITHSTANDING THE FOREGOING, THIS AMENDMENT AND THE AGREEMENT HAVE BEEN ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

4. Company Representations. The Company hereby represents and warrants that, this Amendment has been duly authorized, executed and delivered by it and that, both before and after giving effect to this Amendment, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Note Agreement.

5. Effective Date. This Amendment shall become effective as of January 18, 2008 provided that it has been executed by the Company and each of the Purchasers and copies hereof as so executed shall have been delivered to the holders of the Notes.

6. General Provisions.

6.1	The Note Agreement, except as expressly modified herein, shall continue in full force and effect and shall continue to be binding upon the parties thereto.

6.2	The execution, delivery and effectiveness of the Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement.

7. Reference to and Effect on Note Agreement. Upon the effectiveness of the amendments in this Amendment, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Amendment.

8. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.

9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Agreement to be executed by their duly authorized officers effective as of the Effective Date.

COMPANY:

CHS Inc.

By:
Name: John Schmitz
Title: Executive Vice President and Chief Financial
Officer

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:
Vice President

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By:
Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY

By: Prudential Private Placement Investors, L.P.

(as Investment Advisor)

By: Prudential Private Placement Investors, Inc.

(as its General Partner)

By:
Vice President

RELIASTAR LIFE INSURANCE COMPANY

By: Prudential Private Placement Investors,

L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc.

(as its General Partner)

By:
Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc.

(as its General Partner)

By:
Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)
By:	Prudential Private Placement Investors, Inc.
(as its General Partner)
By: ______________________________
Vice President

CHS INC.

SENIOR SERIES J NOTE

No. J-1
ORIGINAL PRINCIPAL AMOUNT: $25,000,000.00
ORIGINAL ISSUE DATE: February 8, 2008
INTEREST RATE: 5.78%
INTEREST PAYMENT DATES: February 8, May 8, August 8 and November 8 of each year commencing May 8, 2008.
FINAL MATURITY DATE: February 8, 2018
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: February 8, 2014 — $5,000,000.00

February 8, 2015 — $5,000,000.00

February 8, 2016 — $5,000,000.00

February 8, 2017 — $5,000,000.00

Balance due at Maturity

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota formerly known as Cenex Harvest States Cooperatives, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY-FIVE MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal, Yield-Maintenance Amount, if any, and interest are to be made at the main office of JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of April 13, 2004 (as amended from time to time, the “Agreement”), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

CHS INC.

By:

Title:CHS INC.

SENIOR SERIES J NOTE

No. J-2
ORIGINAL PRINCIPAL AMOUNT: $25,000,000.00
ORIGINAL ISSUE DATE: February 8, 2008
INTEREST RATE: 5.78%
INTEREST PAYMENT DATES: February 8, May 8, August 8 and November 8 of each year commencing May 8, 2008.
FINAL MATURITY DATE: February 8, 2018
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: February 8, 2014 — $5,000,000.00

February 8, 2015 — $5,000,000.00

February 8, 2016 — $5,000,000.00

February 8, 2017 — $5,000,000.00

Balance due at Maturity

FOR VALUE RECEIVED, the undersigned, CHS Inc. (herein called the “Company”), a nonstock agricultural cooperative corporation organized and existing under the laws of the State of Minnesota formerly known as Cenex Harvest States Cooperatives, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY-FIVE MILLION DOLLARS, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year—30-day month) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield Maintenance Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, National Association from time to time in New York City as its Prime Rate.

Payments of principal, Yield Maintenance Amount, if any, and interest are to be made at the main office of JPMorgan Chase Bank, National Association in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Purchase and Private Shelf Agreement, dated as of April 13, 2004 (as amended from time to time, the “Agreement”), between the Company, on the one hand, and Prudential Investment Management, Inc., the Initial Purchasers named in the Purchaser Schedule attached thereto and each Prudential Affiliate (as defined in the Agreement) which becomes party thereto, on the other hand, and is entitled to the benefits thereof.

This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings (if any) provided in the Agreement.

This Note is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws and decisions of such State.

CHS INC.

By:
Title:

CHS INC.

Aggregate Principal
		Amount of Notes	Note
		to be Purchased	Denomination(s)
THE PRUDENTIAL INSURANCE COMPANY OF
	AMERICA	$50,000,000.00	$25,000,000.00
$25,000,000.00
(1)	All payments on account of Notes held by such
purchaser shall be made by wire transfer of
immediately available funds for credit to:
Account Name: Prudential Managed Portfolio
Account No.:
Account Name: The Prudential - Privest Portfolio
Account No.:
JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Each such wire transfer shall set forth the name
of the Company, a reference to "5.78% Series J
Senior Notes due February 8, 2018, Security No.
INV05998, PPN 12542___" and the due date and
application (as among principal, interest and
Yield-Maintenance Amount) of the payment being
made.
(2)	Address for all notices relating to payments:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections
(3)	Address for all other communications and notices:
The Prudential Insurance Company of America
c/o Prudential Capital Group
Two Prudential Plaza
180 North Stetson, Suite 5600
Chicago, IL 60601-6716
Attention: Managing Director

(4)	Recipient of telephonic prepayment notices:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
(5)	Address for Delivery of Notes:
Send physical security by nationwide overnight delivery service to:
Prudential Capital Group Two Prudential Plaza 180 North Stetson, Suite 5600 Chicago, IL 60601-6716 Attention: Wiley S. Adams Telephone: (312) 540-4204
(6)	Tax Identification No.: